UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 31, 2006


                          PLAYLOGIC ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
           (Name of Small Business Issuer as specified in its charter)

            Delaware                       0-49649               23-3083371
---------------------------------    -------------------   ---------------------
(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)        Number)             Identification Number)

            Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


    Registrant's telephone number, including area code: (011) 31-20-676-0304

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Playlogic Entertainment, Inc. (the "Company") and its Chief Financial Officer, Jan Willem Kohne, amicably agreed on Mr. Kohne's resignation on October 31, 2006. Effective November 1, 2006, the employment agreement between the Company and Mr. Kohne was terminated. Under this agreement, the Company was paying Mr. Kohne $13,792 ((euro)11,034) per month to serve as the Company's Chief Financial Officer. The Company will pay no early termination penalties in connection with the termination of this agreement. The 90,000 shares of common stock of the Company owned by Mr. Kohne were sold back to the Company at par value. Moreover, Mr. Kohne's options to purchase 250,000 shares of common stock of the Company at an exercise price of $3.50 per share were forfeited on November 1, 2006.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The Company and its Chief Financial Officer, Jan Willem Kohne, amicably agreed upon Mr. Kohne's resignation on October 31, 2006. The disclosure under Item 1.02 of this current report on Form 8-K is hereby incorporated by reference.

The Company started a search for an Executive Board member with financial qualifications some time ago. In the meantime, the Company appointed its controller, Wilbert Knol (39), as the interim Chief Financial Officer, effective November 1, 2006.

Mr. Knol, 39, has held several financial and operational positions with among others Hill Rom a division of Hillebrand Industries Inc. (NYSE) (1999-2005) and Coopers & Lybrand (1992-1997). Mr. Knol received his RA Degree (the Dutch equivalent of a CPA Degree) from Amsterdam University the Netherlands in 1999.

Mr. Knol is a party to an employment agreement with the Company dated November 28, 2005. The agreement is for an indefinite period, but can be terminated by the Company upon two months notice or by Mr. Knol upon one month's notice. Mr. Knol's current salary is $12,603 ((euro) 10,083) per month. Moreover the Company granted Mr. Knol options to purchase 60,000 shares of common stock of the Company at an exercise price of $ 2.50. Mr. Knol is also subject to confidentiality, non-competition and invention assignment requirements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                         PLAYLOGIC ENTERTAINMENT, INC.



                         By:      /s/ Willem M. Smit
                                  Name: Willem M. Smit
                                  Title: President and Chief executive Officer




Date: November 6, 2006